SUPPLEMENT DATED MAY 13, 2016

 FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2016

1.
In "The Funds Summary Section" for each Fund, except for the First Investors North Carolina Tax Exempt Fund and the First Investors Oregon Tax Exempt Fund, the information under the heading "Portfolio Manager" is deleted in its entirety and replaced with the following:

Clark D. Wagner, Director of Fixed Income, serves as Co-Portfolio Manager and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 1991. Patrick Tucci, CFA, has served as Co-Portfolio Manager of the Fund since May 2016.

2.
In "The Funds Summary Section" for the First Investors North Carolina Tax Exempt Fund and the First Investors Oregon Tax Exempt Fund, the information under the heading "Portfolio Manager" is deleted in its entirety and replaced with the following:

Clark D. Wagner, Director of Fixed Income, serves as Co-Portfolio Manager and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 1992. Patrick Tucci, CFA, has served as Co-Portfolio Manager of the Fund since May 2016.

3.	In the "Fund Management In Greater Detail" section, the fourth paragraph under the heading "The Adviser" is deleted in its entirety and replaced with the following:

Clark D. Wagner has served as Director of Fixed Income since 2001.  Mr. Wagner serves as Co-Portfolio Manager and has served as Portfolio Manager or Co-Portfolio Manager of each of the Funds since 1991, except for the North Carolina and Oregon Funds, in which case he has served as Portfolio Manager or Co-Portfolio Manager since their inception in 1992.  Mr. Wagner also serves as a Portfolio Manager or Co-Portfolio Manager for other First Investors Funds and has been a Portfolio Manager with FIMCO since 1991.
Patrick Tucci, CFA, has served as Co-Portfolio Manager of the Tax Exempt Funds since joining FIMCO in May 2016. Prior to joining FIMCO, Mr. Tucci was the President and Founder of Harbor Hills Investment Management Co. (2014-2016)  and Managing Director at Piper Jaffray & Co. (2010-2013).

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Please retain this Supplement for future reference.

TEP0516

SUPPLEMENT DATED MAY 13, 2016

FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2016

1.	The following is added to the "Portfolio Manager" section under the heading "A. Other Accounts Managed by Portfolio Manager for Fiscal Year Ended December 31, 2015":
Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts for which Advisory Fee is Based on Account Performance	Total Assets in the Accounts for which Advisory Fee is Based on Account Performance (in millions)
FIMCO’s Portfolio Managers:
Patrick Tucci[1]:	Other Registered Investment Companies	0	$0	0	$0
Tax Exempt Income Fund Tax Exempt Opportunities Fund	Other Pooled Investment Vehicles	0	$0	0	$0
California Tax Exempt Fund Connecticut Tax Exempt Fund Massachusetts Tax Exempt Fund Michigan Tax Exempt Fund Minnesota Tax Exempt Fund New Jersey Tax Exempt Fund New York Tax Exempt Fund North Carolina Tax Exempt Fund Ohio Tax Exempt Fund Oregon Tax Exempt Fund Pennsylvania Tax Exempt Fund Virginia Tax Exempt Fund	Other Accounts	0	$0	0	$0
1Information provided as of May 1, 2016.
2.
In the "Portfolio Manager" section, the first paragraph under the heading "B. Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended December 31, 2015" is deleted in its entirety and replaced with the following:

Mr. Wagner and Mr. Tucci manage each of the Funds covered by this SAI, and in addition, Mr. Wagner manages other First Investors mutual funds that are not covered by this SAI.  In many cases, the First Investors Funds that are managed by the portfolio managers are managed similarly, except to the extent required by differences in cash flow, investment policy, or law.  Moreover, Mr. Wagner also participates in the day-to-day management of the Foresters Financial profit sharing plan, the general account of our life insurance company affiliate and FIMCO's own investment account.  Portions of these non-fund accounts may be managed similarly to one or more of the Funds covered by this SAI.

3.
In the "Portfolio Manager" section, the first paragraph under the heading "C. Structure of Portfolio Managers Compensation for Fiscal Year Ended December 31, 2015" is deleted in its entirety and replaced with the following:

The portfolio managers of each Fund covered by this SAI receive a salary.  They are also eligible to receive a bonus for managing these Funds (and other Funds within the First Investors Family of Funds).  Whether or not a portfolio manager receives a bonus award each year is dependent upon, among other factors, the performance of the Fund (and other funds managed by the portfolio manager) during the previous calendar year.  The factors

(determined annually) incorporated into a bonus formula which determine the eligible bonus award include: pre-tax basis performance versus a specified Lipper Peer Group for each calendar year, average net assets of the Fund (and other funds managed by the portfolio manager), and management fees received.  A portion of the bonus to be paid is dependent on other factors, including the portfolio manager's compliance record.  The remaining amount is invested in one of the Funds (and other funds managed by the portfolio manager) and then paid in two installments over the next two years.  In the case of each bonus installment, the portfolio manager must remain actively employed by FIMCO and also be in good standing with FIMCO until each installment is paid; otherwise the installment is forfeited.  The portfolio managers are also entitled to participate on the same basis as other employees in the profit sharing plan that is offered by FIMCO's parent company.  The amount that is contributed to this plan is determined in the sole discretion of the parent company based upon the overall profitability of FIMCO and its affiliates from all lines of business.  The profitability of FIMCO is an important factor in determining the amount of this contribution.
4.	The following is added to the "Portfolio Manager" section under the heading "D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2015":
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership* (dollars)
Patrick Tucci[1]	Tax Exempt Income Fund	None
	Tax Exempt Opportunities Fund	None
	California Tax Exempt Fund	None
	Connecticut Tax Exempt Fund	None
	Massachusetts Tax Exempt Fund	None
	Michigan Tax Exempt Fund	None
	Minnesota Tax Exempt Fund	None
	New Jersey Tax Exempt Fund	None
	New York Tax Exempt Fund	None
	North Carolina Tax Exempt Fund	None
	Ohio Tax Exempt Fund	None
	Oregon Tax Exempt Fund	None
	Pennsylvania Tax Exempt Fund	None
	Virginia Tax Exempt Fund	None
1Information provided as of May 1, 2016.
*
The amounts shown do not include any deferred bonuses earned by the portfolio manager that may have been invested in a Fund that they manage as further described under section "C. Structure of Portfolio Managers Compensation for Fiscal Year Ended December 31, 2015."

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Please retain this Supplement for future reference.

TESAI0516